                                                                     EXHIBIT 2.1

- --------------------------------------------------------------------------------

                           FINAL AMENDED AND RESTATED
                      AGREEMENT AND PLAN OF REORGANIZATION

                                     AMONG

                  GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.

                          KELLY RUSSELL STUDIOS, INC.,

                            KRSI ACQUISITION CORP.,

                             OSP PUBLISHING, INC.,

                           O.S.P. ACQUISITION CORP.,

                           THE BUTTON EXCHANGE, LTD.,

                             BEx ACQUISITION CORP.,

                                JOSEPH C. ANGARD

                                      AND

                                MICHAEL A. MALM

                              DATED MAY 24, 1996,
                         EFFECTIVE AS OF MARCH 27, 1996

- --------------------------------------------------------------------------------

         (DOCUMENT INCLUDED IN PROXY STATEMENT/PROSPECTUS AS APPENDIX A)

                                    EXHIBITS


1.6         BEx Certificates of Merger
1.33        KRSI Certificates of Merger
1.51        OSP Certificates of Merger
2.5(a)-1    Global One Certificate of Incorporation - Included as Exhibit 3(i).1
            to Form S-4
2.5(b)-1    Global One By-laws - Included as Exhibit 3(ii).1 to Form S-4
2.5(a)-2    OSP Acquisition Corp. Certificate of Incorporation
2.5(b)-2    OSP Acquisition Corp. By-laws
2.5(a)-3    KRSI Acquisition Corp. Certificate of Incorporation
2.5(b)-3    KRSI Acquisition Corp. By-laws
2.5(a)-4    BEx Acquisition Corp. Certificate of Incorporation
2.5(b)-4    BEx Acquisition Corp. By-laws
2.6-1       Directors of Global One
2.6-2       Officers of Global One
4.1         Placement Agent Agreement between Global One and Miller,
             Johnson & Kuehn
8.11-1      Vrabeck Employment Contract - Included as Exhibit 10.3 to Form S-4
8.11-2      Angard Employment Contract - Included as Exhibit 10.4 to Form S-4
8.11-3      Malm Employment Contract - Included as Exhibit 10.6 to Form S-4



                                    SCHEDULES


5.2         OSP Subsidiaries
5.5         OSP Consents
5.9         OSP Related Party Transactions
5.10(b)     OSP Common Stock Distributions
5.10(d)     OSP Borrowings
5.10(g)     OSP Severance Agreements
5.11        OSP Litigation
5.12        OSP Taxes
5.13        OSP Liens
5.15        OSP Plans
5.16        OSP Violations
5.20        OSP Royalties
5.21        OSP Contracts
5.22        OSP Insurance
6.5         KRSI Consents
6.6         KRSI Options and Warrants
6.9         KRSI Related Party Transactions
6.10(d)     KRSI Borrowings
6.11        KRSI Litigation
6.13        KRSI Liens
6.15        KRSI Plans
6.16        KRSI Violations

6.20        KRSI Royalties
6.21        KRSI Contracts
6.22        KRSI Insurance
7.1         Global One and OSP Permitted Actions
7.2         KRSI Permitted Actions

                                   EXHIBIT 1.6
                           BEx CERTIFICATES OF MERGER


                              CERTIFICATE OF MERGER


          BEx ACQUISITION CORP., a Delaware corporation, does hereby certify as follows:

     FIRST:    The names and states of incorporation of the constituent
corporations are as follows: BEx ACQUISITION CORP., a Delaware corporation ("BEx Acquisition" or the "Surviving Corporation") and THE BUTTON EXCHANGE, LTD., a Michigan corporation ("BEx" or the "Merging Corporation").

     SECOND:   A Final Agreement and Plan of Reorganization, dated as of May __,
1996, by and among Global One Distribution & Merchandising Inc., Kelly Russell Studios, Inc., KRSI Acquisition Corp., O.S.P. Publishing, Inc., O.S.P. Acquisition Corp., The Button Exchange, Ltd., BEx Acquisition Corp., Joseph C. Angard and Michael A. Malm (the "Reorganization Agreement") has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 252(c) of the Delaware General Corporation Law.

     THIRD:    The name of the Surviving Corporation is "BEx ACQUISITION CORP."

     FOURTH:   At the Effective Time (as defined in the Reorganization
Agreement), the Certificate of Incorporation of BEx Acquisition will continue to be the Certificate of Incorporation of the Surviving Corporation, and such Certificate of Incorporation may thereafter be amended as provided therein and by the Delaware General Corporation Law.

     FIFTH:    The executed Reorganization Agreement is on file at the principal place of business of the Surviving Corporation, 5548 Lindbergh Lane, Bell, California 90201. A copy of the Reorganization Agreement will be furnished by the Surviving Corporation on request without cost to any stockholder of any constituent corporation to the Reorganization Agreement.

     SIXTH:    The authorized capital stock of each constituent corporation which is not a Delaware corporation is:

     BEx       ____________ shares of common stock

          IN WITNESS WHEREOF, BEx ACQUISITION CORP., pursuant to the approval and authority duly given by resolution of its Board of Directors, has caused this Certificate of Merger to be signed in its corporate name on the ___ day of ______, 1996.

                         BEx ACQUISITION CORP.

                              By:
                                 --------------------------------
                                        Name:
                                        Title:

ATTEST:


By:
   --------------------------------
      Name:
           Secretary

                                  EXHIBIT 1.33
                           KRSI CERTIFICATES OF MERGER


                              CERTIFICATE OF MERGER

          KRSI ACQUISITION CORP., a Delaware corporation, does hereby certify as follows:

     FIRST:    The names and states of incorporation of the constituent
corporations are as follows: KRSI ACQUISITION CORP., a Delaware corporation ("KRSI Acquisition" or the "Surviving Corporation") and KELLY RUSSELL STUDIOS, INC., a Minnesota corporation ("KRSI" or the "Merging Corporation").

     SECOND:   A Final Agreement and Plan of Reorganization, dated as of May __,
1996, by and among Global One Distribution & Merchandising Inc., Kelly Russell Studios, Inc., KRSI Acquisition Corp., O.S.P. Publishing, Inc., O.S.P. Acquisition Corp., The Button Exchange, Ltd., BEx Acquisition Corp., Joseph C. Angard and Michael A. Malm (the "Reorganization Agreement") has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 252(c) of the Delaware General Corporation Law.

     THIRD:    The name of the Surviving Corporation is "KRSI ACQUISITION CORP."

     FOURTH:   At the Effective Time (as defined in the Reorganization
Agreement), the Certificate of Incorporation of KRSI Acquisition will continue to be the Certificate of Incorporation of the Surviving Corporation, and such Certificate of Incorporation may thereafter be amended as provided therein and by the Delaware General Corporation Law.

     FIFTH:    The executed Reorganization Agreement is on file at the principal place of business of the Surviving Corporation, 5548 Lindbergh Lane, Bell, California 90201. A copy of the Reorganization Agreement will be furnished by the Surviving Corporation on request without cost to any stockholder of any constituent corporation to the Reorganization Agreement.

     SIXTH:    The authorized capital stock of each constituent corporation which is not a Delaware corporation is:

     KRSI      10,000,000 shares of common stock

          IN WITNESS WHEREOF, KRSI ACQUISITION CORP., pursuant to the approval and authority duly given by resolution of its Board of Directors, has caused this Certificate of Merger to be signed in its corporate name on the ___ day of ______, 1996.

                         KRSI ACQUISITION CORP.

                              By:
                                 --------------------------------
                                        Name:
                                        Title:

ATTEST:


By:
   --------------------------------
      Name:
           Secretary

                                  EXHIBIT 1.51
                           OSP CERTIFICATES OF MERGER


                              CERTIFICATE OF MERGER

          O.S.P. ACQUISITION CORP., a Delaware corporation, does hereby certify as follows:

     FIRST:    The names and states of incorporation of the constituent
corporations are as follows: O.S.P. ACQUISITION CORP., a Delaware corporation ("OSP Acquisition" or the "Surviving Corporation") and O.S.P. PUBLISHING, INC., a California corporation ("OSP" or the "Merging Corporation").

     SECOND:   A Final Agreement and Plan of Reorganization, dated as of May __,
1996, by and among Global One Distribution & Merchandising Inc., Kelly Russell Studios, Inc., KRSI Acquisition Corp., O.S.P. Publishing, Inc., O.S.P. Acquisition Corp., The Button Exchange, Ltd., BEx Acquisition Corp., Joseph C. Angard and Michael A. Malm (the "Reorganization Agreement") has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 252(c) of the Delaware General Corporation Law.

     THIRD:    The name of the Surviving Corporation is "O.S.P. ACQUISITION
CORP."

     FOURTH:   At the Effective Time (as defined in the Reorganization
Agreement), the Certificate of Incorporation of OSP Acquisition will continue to be the Certificate of Incorporation of the Surviving Corporation, and such Certificate of Incorporation may thereafter be amended as provided therein and by the Delaware General Corporation Law.

     FIFTH:    The executed Reorganization Agreement is on file at the principal place of business of the Surviving Corporation, 5548 Lindbergh Lane, Bell, California 90201. A copy of the Reorganization Agreement will be furnished by the Surviving Corporation on request without cost to any stockholder of any constituent corporation to the Reorganization Agreement.

     SIXTH:    The authorized capital stock of each constituent corporation which is not a Delaware corporation is:

     OSP       ____________ shares of common stock

          IN WITNESS WHEREOF, O.S.P. ACQUISITION CORP., pursuant to the approval and authority duly given by resolution of its Board of Directors, has caused this Certificate of Merger to be signed in its corporate name on the ___ day of ______, 1996.

                         O.S.P. ACQUISITION CORP.

                              By:
                                 --------------------------------
                                        Name:
                                        Title:

ATTEST:


By:
   --------------------------------
      Name:
           Secretary

                                EXHIBIT 2.5(a)-1
                     GLOBAL ONE CERTIFICATE OF INCORPORATION

Included as Exhibit 3(i).1 to Form S-4.

                                EXHIBIT 2.5(b)-1
                               GLOBAL ONE BY-LAWS

Included as Exhibit 3(ii).1 to Form S-4.

                                EXHIBIT 2.5(a)-2
              O.S.P. ACQUISITION CORP. CERTIFICATE OF INCORPORATION


                         CERTIFICATE OF INCORPORATION OF
                            O.S.P. ACQUISITION CORP.

                             A Delaware Corporation


     FIRST: The name of the corporation is O.S.P. Acquisition Corp. (the "Corporation").

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 9 East Loockerman Street, in the City of Dover, County of Kent, 19901. The name and address of the Corporation's registered agent in the State of Delaware is National Registered Agents, Inc., 9 East Loockerman Street, Dover, Delaware 19901.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware (the "GCL").

     FOURTH:    The total number of shares of all classes of stock which the
Corporation shall have authority to issue is 2,500 shares of Common Stock, $.01 par value ("Common Stock").

     FIFTH:  The name and mailing address of the incorporator are as follows:

                    Kevin F. Donnelly
                    11355 West Olympic  Blvd.
                    Los Angeles, CA  90064

     SIXTH: The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. The exact number of directors of the Corporation shall be fixed by or in the manner provided in the bylaws of the Corporation (the "Bylaws").

     SEVENTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

               (a) to adopt, repeal, rescind, alter or amend in any respect the Bylaws, and to confer in the Bylaws powers and authorities upon the directors of the Corporation in addition to the powers and authorities expressly, conferred upon them by statute;

               (b) from time to time to set apart out of any funds or assets of the Corporation available for dividends an amount or amounts to be reserved as working capital or for any other lawful purpose and to abolish any reserve so created and to determine whether any, and, if any, what part, of the surplus of the Corporation or its net profits applicable to dividends shall be declared in dividends and paid to its stockholders, and all rights of the holders of stock of the Corporation in respect of dividends shall be subject to the power of the Board of Directors so to do;

               (c) subject to the laws of the State of Delaware, from time to time to sell, lease or otherwise dispose of any part or parts of the properties of the Corporation and to cease to conduct the business connected therewith or again to resume the same, as it may deem best; and

               (d) in addition to the powers and authorities hereinbefore and by the laws of the State of Delaware conferred upon the Board of Directors, to execute all such powers and to do all acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the express provisions of said laws of the Certificate of Incorporation of the Corporation and its Bylaws.

     EIGHTH: Each director shall serve until his successor is elected and qualified or until his death, resignation or removal, and no decrease in the authorized number of directors shall shorten the term of any incumbent director.

     NINTH: Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by a majority of the Board of Directors or by the Chairman of the Board or President or by any person so authorized by any of the foregoing. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by the person or persons calling the meeting, within the limits fixed by law.

     TENTH: Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

     ELEVENTH: A director of the Corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. No amendment to or repeal of this Article Eleventh shall apply to or have an effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     TWELFTH: The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by applicable law, and all rights conferred on stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, for purposes of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 15th day of May, A.D. 1996.



                                   -----------------------------------
                                   Kevin F. Donnelly, Incorporator

                                EXHIBIT 2.5(b)-2
                        O.S.P. ACQUISITION CORP. BY-LAWS


                                     BYLAWS
                                       OF
                            O.S.P. ACQUISITION CORP.
                     (hereinafter called the "Corporation")


                                    ARTICLE I
                                     OFFICES

          SECTION 1. REGISTERED OFFICE. The registered office of the Corporation shall be in the City of Dover, County of Kent, State of Delaware.

          SECTION 2. OTHER OFFICES. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

          SECTION 1. PLACE OF MEETINGS. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

          SECTION 2. ANNUAL MEETINGS. The Annual Meetings of Stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting. Written notice of the Annual Meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

          SECTION 3. SPECIAL MEETINGS. Unless otherwise prescribed by law or by the Certificate of Incorporation, Special Meetings of Stockholders, for any purpose or purposes, may be called by either (i) the Chairman, if there be one, or (ii) the President, (iii) any Vice President, if there be one, (iv) the Secretary or (v) any Assistant Secretary, if there be one, and shall be called by any such officer at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders owning a majority of the capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Written notice of a Special Meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.

          SECTION 4. QUORUM. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

          SECTION 5. VOTING. Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, any question brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereat. Each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy but no proxy shall be voted on or after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

          SECTION 6. CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any Annual or Special Meeting of Stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

          SECTION 7. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

          SECTION 8. STOCK LEDGER. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 7 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

                                   ARTICLE III
                                    DIRECTORS

          SECTION 1. NUMBER AND ELECTION OF DIRECTORS. The Board of Directors shall consist of not less than two nor more than five members, the exact number of which shall initially be fixed by the Incorporator and thereafter from time to time by the Board of Directors. Except as provided in Section 2 of this Article, directors shall be elected by a plurality of the votes cast at Annual Meetings of Stockholders, and each director so elected shall hold office until the next Annual Meeting and until his successor is duly elected and qualified, or until his earlier resignation or removal. Any director may resign at any time upon notice to the Corporation. Directors need not be stockholders.

          SECTION 2. VACANCIES. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier resignation or removal.

          SECTION 3. DUTIES AND POWERS. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

          SECTION 4. MEETINGS. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman, if there be one, the President, or any one director. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone or telegram on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

          SECTION 5. QUORUM. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

          SECTION 6. ACTIONS OF BOARD. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

          SECTION 7. MEETINGS BY MEANS OF CONFERENCE TELEPHONE. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.

          SECTION 8. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes and report to the Board of Directors when required.

          SECTION 9. COMPENSATION. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

          SECTION 10. INTERESTED DIRECTORS. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                   ARTICLE IV
                                    OFFICERS

          SECTION 1. GENERAL. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer. The Board of Directors, in its discretion, may also choose a Chairman of the Board of Directors (who must be a director) and one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

          SECTION 2. ELECTION. The Board of Directors at its first meeting held after each Annual Meeting of Stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

          SECTION 3. VOTING SECURITIES OWNED BY THE CORPORATION. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

          SECTION 4. CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the stockholders and of the Board of Directors. He shall be the Chief Executive Officer of the Corporation, and except where by law the signature of the President is required, the Chairman of the Board of Directors shall possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors. During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.

          SECTION 5. PRESIDENT. The President shall, subject to the control of the Board of Directors and, if there be one, the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders and the Board of Directors. If there be no Chairman of the Board of Directors, the President shall be the Chief Executive Officer of the Corporation. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.

          SECTION 6. VICE PRESIDENTS. At the request of the President or in his absence or in the event of his inability or refusal to act (and if there be no Chairman of the Board of Directors), the Vice President or the Vice Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Chairman of the Board of Directors and no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

          SECTION 7. SECRETARY. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

          SECTION 8. TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. if required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

          SECTION 9. ASSISTANT SECRETARIES. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

          SECTION 10. ASSISTANT TREASURERS. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

          SECTION 11. OTHER OFFICERS. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                                    ARTICLE V
                                      STOCK

          SECTION 1. FORM OF CERTIFICATES. Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chairman of the Board of Directors, the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

          SECTION 2. SIGNATURES. Where a certificate is countersigned by (i) a transfer agent other than the Corporation or its employee, or (ii) a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

          SECTION 3. LOST CERTIFICATES. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

          SECTION 4. TRANSFERS. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

          SECTION 5. RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          SECTION 6. BENEFICIAL OWNERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                   ARTICLE VI
                                     NOTICES

          SECTION 1. NOTICES. Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, telex or cable.

          SECTION 2. WAIVERS OF NOTICE. Whenever any notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE VII
                               GENERAL PROVISIONS

          SECTION 1. DIVIDENDS. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

          SECTION 2. DISBURSEMENTS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

          SECTION 3. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

          SECTION 4. CORPORATE SEAL. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the word "Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE VIII
                                 INDEMNIFICATION

          SECTION 1. POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS OTHER THAN THOSE BY OR IN THE RIGHT OF THE CORPORATION. Subject to Section 3 of this
Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          SECTION 2. POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

          SECTION 3. AUTHORIZATION OF INDEMNIFICATION. Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in
Section 1 or Section 2 of this Article VIII, as the case may be. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders. To the extent, however, that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.

          SECTION 4. GOOD FAITH DEFINED. For purposes of any determination under Section 3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term if another enterprise" as used in this Section 4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Sections 1 or 2 of this Article VIII, as the case may be.

          SECTION 5. INDEMNIFICATION BY A COURT. Notwithstanding any contrary determination in the specific case under Section 3 of this Article VIII, and notwithstanding the absence of any determination thereunder, any director, officer, employee or agent may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2 of this Article VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standards of conduct set forth in Sections 1 or 2 of this
Article VIII, as the case may be. Neither a contrary determination in the specific case under Section 3 of this Article VIII nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director, officer, employee or agent seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director, officer, employee or agent seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

          SECTION 6. EXPENSES PAYABLE IN ADVANCE. Expenses incurred in defending or investigating a threatened or pending action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VIII.

          SECTION 7. NONEXCLUSIVITY OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-Law, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 1 and 2 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Sections 1 or 2 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware, or otherwise.

          SECTION 8. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power or the obligation to indemnify him against such liability under the provisions of this Article VIII.

          SECTION 9. CERTAIN DEFINITIONS. For purposes of this Article VIII, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was a director or officer of the Corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this
Article VIII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VIII.

          SECTION 10. SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                   ARTICLE IX
                                   AMENDMENTS

          SECTION 1. These Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted by the stockholders or by the Board of Directors, provided, however, that notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such meeting of stockholders or Board of Directors as the case may be. All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.

          SECTION 2. ENTIRE BOARD OF DIRECTORS. As used in this Article IX and in these Bylaws generally, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies.

                            CERTIFICATE OF SECRETARY

          I, the undersigned, do hereby certify:

          1. That I am the duly elected and acting Secretary of O.S.P. ACQUISITION CORP., a Delaware corporation; and

          2. That the foregoing bylaws, comprising 13 pages, constitute the bylaws of said corporation as duly adopted by action of the Incorporator taken on __________ __, 1996 and ratified by the Board of Directors of the Corporation on ___________ __, 1996.

          IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this ___ day of _________, 1996.



                              ---------------------------------------------
                              Michael A. Malm

                                EXHIBIT 2.5(a)-3
               KRSI ACQUISITION CORP. CERTIFICATE OF INCORPORATION


                         CERTIFICATE OF INCORPORATION OF
                             KRSI ACQUISITION CORP.

                             A Delaware Corporation

     FIRST: The name of the corporation is KRSI Acquisition Corp. (the "Corporation").

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 9 East Loockerman Street, in the City of Dover, County of Kent, 19901. The name and address of the Corporation's registered agent in the State of Delaware is National Registered Agents, Inc., 9 East Loockerman Street, Dover, Delaware 19901.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware (the "GCL").

     FOURTH:    The total number of shares of all classes of stock which the
Corporation shall have authority to issue is 2,500 shares of Common Stock, $.01 par value ("Common Stock").

     FIFTH:  The name and mailing address of the incorporator are as follows:
                    Kevin F. Donnelly
                    11355 West Olympic  Blvd.
                    Los Angeles, CA  90064

     SIXTH: The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. The exact number of directors of the Corporation shall be fixed by or in the manner provided in the bylaws of the Corporation (the "Bylaws").

     SEVENTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

               (a) to adopt, repeal, rescind, alter or amend in any respect the Bylaws, and to confer in the Bylaws powers and authorities upon the directors of the Corporation in addition to the powers and authorities expressly, conferred upon them by statute;

               (b) from time to time to set apart out of any funds or assets of the Corporation available for dividends an amount or amounts to be reserved as working capital or for any other lawful purpose and to abolish any reserve so created and to determine whether any, and, if any, what part, of the surplus of the Corporation or its net profits applicable to dividends shall be declared in dividends and paid to its stockholders, and all rights of the holders of stock of the Corporation in respect of dividends shall be subject to the power of the Board of Directors so to do;

               (c) subject to the laws of the State of Delaware, from time to time to sell, lease or otherwise dispose of any part or parts of the properties of the Corporation and to cease to conduct the business connected therewith or again to resume the same, as it may deem best; and

               (d) in addition to the powers and authorities hereinbefore and by the laws of the State of Delaware conferred upon the Board of Directors, to execute all such powers and to do all acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the express provisions of said laws of the Certificate of Incorporation of the Corporation and its Bylaws.

     EIGHTH: Each director shall serve until his successor is elected and qualified or until his death, resignation or removal, and no decrease in the authorized number of directors shall shorten the term of any incumbent director.

     NINTH: Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by a majority of the Board of Directors or by the Chairman of the Board or President or by any person so authorized by any of the foregoing. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by the person or persons calling the meeting, within the limits fixed by law.

     TENTH: Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

     ELEVENTH: A director of the Corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. No amendment to or repeal of this Article Eleventh shall apply to or have an effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     TWELFTH: The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by applicable law, and all rights conferred on stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, for purposes of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 15th day of May, A.D. 1996.

                                   -----------------------------------
                                   Kevin F. Donnelly, Incorporator

                                EXHIBIT 2.5(b)-3
                         KRSI ACQUISITION CORP. BY-LAWS

                                EXHIBIT 2.5(b)-3
                         KRSI ACQUISITION CORP. BY-LAWS

                                     BYLAWS
                                       OF
                             KRSI ACQUISITION CORP.
                     (hereinafter called the "Corporation")


                                    ARTICLE I
                                     OFFICES

          SECTION 1. REGISTERED OFFICE. The registered office of the Corporation shall be in the City of Dover, County of Kent, State of Delaware.

          SECTION 2. OTHER OFFICES. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

          SECTION 1. PLACE OF MEETINGS. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

          SECTION 2. ANNUAL MEETINGS. The Annual Meetings of Stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting. Written notice of the Annual Meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

          SECTION 3. SPECIAL MEETINGS. Unless otherwise prescribed by law or by the Certificate of Incorporation, Special Meetings of Stockholders, for any purpose or purposes, may be called by either (i) the Chairman, if there be one, or (ii) the President, (iii) any Vice President, if there be one, (iv) the Secretary or (v) any Assistant Secretary, if there be one, and shall be called by any such officer at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders owning a majority of the capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Written notice of a Special Meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.

          SECTION 4. QUORUM. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

          SECTION 5. VOTING. Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, any question brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereat. Each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy but no proxy shall be voted on or after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

          SECTION 6. CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any Annual or Special Meeting of Stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

          SECTION 7. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

          SECTION 8. STOCK LEDGER. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 7 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

                                   ARTICLE III
                                    DIRECTORS

          SECTION 1. NUMBER AND ELECTION OF DIRECTORS. The Board of Directors shall consist of not less than two nor more than five members, the exact number of which shall initially be fixed by the Incorporator and thereafter from time to time by the Board of Directors. Except as provided in Section 2 of this Article, directors shall be elected by a plurality of the votes cast at Annual Meetings of Stockholders, and each director so elected shall hold office until the next Annual Meeting and until his successor is duly elected and qualified, or until his earlier resignation or removal. Any director may resign at any time upon notice to the Corporation. Directors need not be stockholders.

          SECTION 2. VACANCIES. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier resignation or removal.

          SECTION 3. DUTIES AND POWERS. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

          SECTION 4. MEETINGS. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman, if there be one, the President, or any one director. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone or telegram on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

          SECTION 5. QUORUM. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

          SECTION 6. ACTIONS OF BOARD. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

          SECTION 7. MEETINGS BY MEANS OF CONFERENCE TELEPHONE. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.

          SECTION 8. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes and report to the Board of Directors when required.

          SECTION 9. COMPENSATION. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

          SECTION 10. INTERESTED DIRECTORS. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                   ARTICLE IV
                                    OFFICERS

          SECTION 1. GENERAL. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer. The Board of Directors, in its discretion, may also choose a Chairman of the Board of Directors (who must be a director) and one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

          SECTION 2. ELECTION. The Board of Directors at its first meeting held after each Annual Meeting of Stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

          SECTION 3. VOTING SECURITIES OWNED BY THE CORPORATION. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

          SECTION 4. CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the stockholders and of the Board of Directors. He shall be the Chief Executive Officer of the Corporation, and except where by law the signature of the President is required, the Chairman of the Board of Directors shall possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors. During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.

          SECTION 5. PRESIDENT. The President shall, subject to the control of the Board of Directors and, if there be one, the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders and the Board of Directors. If there be no Chairman of the Board of Directors, the President shall be the Chief Executive Officer of the Corporation. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.

          SECTION 6. VICE PRESIDENTS. At the request of the President or in his absence or in the event of his inability or refusal to act (and if there be no Chairman of the Board of Directors), the Vice President or the Vice Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Chairman of the Board of Directors and no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

          SECTION 7. SECRETARY. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

          SECTION 8. TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. if required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

          SECTION 9. ASSISTANT SECRETARIES. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the
Secretary.

          SECTION 10. ASSISTANT TREASURERS. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

          SECTION 11. OTHER OFFICERS. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                                    ARTICLE V
                                      STOCK

          SECTION 1. FORM OF CERTIFICATES. Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chairman of the Board of Directors, the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

          SECTION 2. SIGNATURES. Where a certificate is countersigned by (i) a transfer agent other than the Corporation or its employee, or (ii) a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

          SECTION 3. LOST CERTIFICATES. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

          SECTION 4. TRANSFERS. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

          SECTION 5. RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          SECTION 6. BENEFICIAL OWNERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                   ARTICLE VI
                                     NOTICES

          SECTION 1. NOTICES. Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, telex or cable.

          SECTION 2. WAIVERS OF NOTICE. Whenever any notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE VII
                               GENERAL PROVISIONS

          SECTION 1. DIVIDENDS. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

          SECTION 2. DISBURSEMENTS. All checks or demands for money and notes of the

Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

          SECTION 3. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

          SECTION 4. CORPORATE SEAL. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the word "Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE VIII
                                 INDEMNIFICATION

          SECTION 1. POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS OTHER THAN THOSE BY OR IN THE RIGHT OF THE CORPORATION. Subject to Section 3 of this
Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          SECTION 2. POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

          SECTION 3. AUTHORIZATION OF INDEMNIFICATION. Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in
Section 1 or Section 2 of this Article VIII, as the case may be. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders. To the extent, however, that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.

          SECTION 4. GOOD FAITH DEFINED. For purposes of any determination under Section 3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term if another enterprise" as used in this Section 4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Sections 1 or 2 of this Article VIII, as the case may be.

          SECTION 5. INDEMNIFICATION BY A COURT. Notwithstanding any contrary determination in the specific case under Section 3 of this Article VIII, and notwithstanding the absence of any determination thereunder, any director, officer, employee or agent may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2 of this Article VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standards of conduct set forth in Sections 1 or 2 of this
Article VIII, as the case may be. Neither a contrary determination in the specific case under Section 3 of this Article VIII nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director, officer, employee or agent seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director, officer, employee or agent seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

          SECTION 6. EXPENSES PAYABLE IN ADVANCE. Expenses incurred in defending or investigating a threatened or pending action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VIII.

          SECTION 7. NONEXCLUSIVITY OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-Law, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 1 and 2 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Sections 1 or 2 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware, or otherwise.

          SECTION 8. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power or the obligation to indemnify him against such liability under the provisions of this Article VIII.

          SECTION 9. CERTAIN DEFINITIONS. For purposes of this Article VIII, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was a director or officer of the Corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this
Article VIII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued. For purposes of this
Article VIII, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VIII.

          SECTION 10. SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                   ARTICLE IX
                                   AMENDMENTS

          SECTION 1. These Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted by the stockholders or by the Board of Directors, provided, however, that notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such meeting of stockholders or Board of Directors as the case may be. All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.

          SECTION 2. ENTIRE BOARD OF DIRECTORS. As used in this Article IX and in these Bylaws generally, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies.




                            CERTIFICATE OF SECRETARY



          I, the undersigned, do hereby certify:

          1. That I am the duly elected and acting Secretary of KRSI ACQUISITION CORP., a Delaware corporation; and

          2. That the foregoing bylaws, comprising 13 pages, constitute the bylaws of said corporation as duly adopted by action of the Incorporator taken on __________ __, 1996 and ratified by the Board of Directors of the Corporation on ___________ __, 1996.

          IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this ___ day of _________, 1996.



                              ---------------------------------------------
                              Michael A. Malm

                                EXHIBIT 2.5(a)-4
               BEx ACQUISITION CORP. CERTIFICATE OF INCORPORATION


                         CERTIFICATE OF INCORPORATION OF
                              BEx ACQUISITION CORP.
                             A Delaware Corporation

     FIRST: The name of the corporation is BEx Acquisition Corp. (the "Corporation").

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 9 East Loockerman Street, in the City of Dover, County of Kent, 19901. The name and address of the Corporation's registered agent in the State of Delaware is National Registered Agents, Inc., 9 East Loockerman Street, Dover, Delaware 19901.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware (the "GCL").

     FOURTH:    The total number of shares of all classes of stock which the
Corporation shall have authority to issue is 2,500 shares of Common Stock, $.01 par value ("Common Stock").

     FIFTH:  The name and mailing address of the incorporator are as follows:

                    Kevin F. Donnelly
                    11355 West Olympic  Blvd.
                    Los Angeles, CA  90064

     SIXTH: The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. The exact number of directors of the Corporation shall be fixed by or in the manner provided in the bylaws of the Corporation (the "Bylaws").

     SEVENTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

               (e) to adopt, repeal, rescind, alter or amend in any respect the Bylaws, and to confer in the Bylaws powers and authorities upon the directors of the Corporation in addition to the powers and authorities expressly, conferred upon them by statute;

               (f) from time to time to set apart out of any funds or assets of the Corporation available for dividends an amount or amounts to be reserved as working capital or for any other lawful purpose and to abolish any reserve so created and to determine whether any, and, if any, what part, of the surplus of the Corporation or its net profits applicable to dividends shall be declared in dividends and paid to its stockholders, and all rights of the holders of stock of the Corporation in respect of dividends shall be subject to the power of the Board of Directors so to do;

               (g) subject to the laws of the State of Delaware, from time to time to sell, lease or otherwise dispose of any part or parts of the properties of the Corporation and to cease to conduct the business connected therewith or again to resume the same, as it may deem best; and

               (h) in addition to the powers and authorities hereinbefore and by the laws of the State of Delaware conferred upon the Board of Directors, to execute all such powers and to do all acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the express provisions of said laws of the Certificate of Incorporation of the Corporation and its Bylaws.

     EIGHTH: Each director shall serve until his successor is elected and qualified or until his death, resignation or removal, and no decrease in the authorized number of directors shall shorten the term of any incumbent director.

     NINTH: Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by a majority of the Board of Directors or by the Chairman of the Board or President or by any person so authorized by any of the foregoing. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by the person or persons calling the meeting, within the limits fixed by law.

     TENTH: Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

     ELEVENTH: A director of the Corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. No amendment to or repeal of this Article Eleventh shall apply to or have an effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     TWELFTH: The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by applicable law, and all rights conferred on stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, for purposes of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 15th day of May, A.D. 1996.


                                        -----------------------------------
                                        Kevin F. Donnelly, Incorporator

                                EXHIBIT 2.5(b)-4
                          BEx ACQUISITION CORP. BY-LAWS

                                     BYLAWS
                                       OF
                              BEx ACQUISITION CORP.
                     (hereinafter called the "Corporation")


                                    ARTICLE I
                                     OFFICES

          SECTION 1. REGISTERED OFFICE. The registered office of the Corporation shall be in the City of Dover, County of Kent, State of Delaware.

          SECTION 2. OTHER OFFICES. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

          SECTION 1. PLACE OF MEETINGS. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

          SECTION 2. ANNUAL MEETINGS. The Annual Meetings of Stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting. Written notice of the Annual Meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

          SECTION 3. SPECIAL MEETINGS. Unless otherwise prescribed by law or by the Certificate of Incorporation, Special Meetings of Stockholders, for any purpose or purposes, may be called by either (i) the Chairman, if there be one, or (ii) the President, (iii) any Vice President, if there be one, (iv) the Secretary or (v) any Assistant Secretary, if there be one, and shall be called by any such officer at the request in writing of a majority of the Board of Directors or at the request in writing of stockholders owning a majority of the capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Written notice of a Special Meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.

          SECTION 4. QUORUM. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

          SECTION 5. VOTING. Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, any question brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereat. Each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy but no proxy shall be voted on or after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

          SECTION 6. CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any Annual or Special Meeting of Stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

          SECTION 7. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

          SECTION 8. STOCK LEDGER. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 7 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

                                   ARTICLE III
                                    DIRECTORS

          SECTION 1. NUMBER AND ELECTION OF DIRECTORS. The Board of Directors shall consist of not less than two nor more than five members, the exact number of which shall initially be fixed by the Incorporator and thereafter from time to time by the Board of Directors. Except as provided in Section 2 of this Article, directors shall be elected by a plurality of the votes cast at Annual Meetings of Stockholders, and each director so elected shall hold office until the next Annual Meeting and until his successor is duly elected and qualified, or until his earlier resignation or removal. Any director may resign at any time upon notice to the Corporation. Directors need not be stockholders.

          SECTION 2. VACANCIES. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier resignation or removal.

          SECTION 3. DUTIES AND POWERS. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

          SECTION 4. MEETINGS. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman, if there be one, the President, or any one director. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone or telegram on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

          SECTION 5. QUORUM. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

          SECTION 6. ACTIONS OF BOARD. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

          SECTION 7. MEETINGS BY MEANS OF CONFERENCE TELEPHONE. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.

          SECTION 8. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes and report to the Board of Directors when required.

          SECTION 9. COMPENSATION. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

          SECTION 10. INTERESTED DIRECTORS. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                   ARTICLE IV
                                    OFFICERS

          SECTION 1. GENERAL. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer. The Board of Directors, in its discretion, may also choose a Chairman of the Board of Directors (who must be a director) and one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

          SECTION 2. ELECTION. The Board of Directors at its first meeting held after each Annual Meeting of Stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

          SECTION 3. VOTING SECURITIES OWNED BY THE CORPORATION. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

          SECTION 4. CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the stockholders and of the Board of Directors. He shall be the Chief Executive Officer of the Corporation, and except where by law the signature of the President is required, the Chairman of the Board of Directors shall possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors. During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.

          SECTION 5. PRESIDENT. The President shall, subject to the control of the Board of Directors and, if there be one, the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders and the Board of Directors. If there be no Chairman of the Board of Directors, the President shall be the Chief Executive Officer of the Corporation. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.

          SECTION 6. VICE PRESIDENTS. At the request of the President or in his absence or in the event of his inability or refusal to act (and if there be no Chairman of the Board of Directors), the Vice President or the Vice Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Chairman of the Board of Directors and no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

          SECTION 7. SECRETARY. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

          SECTION 8. TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. if required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

          SECTION 9. ASSISTANT SECRETARIES. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

          SECTION 10. ASSISTANT TREASURERS. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the

Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

          SECTION 11. OTHER OFFICERS. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                                    ARTICLE V
                                      STOCK

          SECTION 1. FORM OF CERTIFICATES. Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chairman of the Board of Directors, the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

          SECTION 2. SIGNATURES. Where a certificate is countersigned by (i) a transfer agent other than the Corporation or its employee, or (ii) a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

          SECTION 3. LOST CERTIFICATES. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

          SECTION 4. TRANSFERS. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

          SECTION 5. RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          SECTION 6. BENEFICIAL OWNERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                   ARTICLE VI
                                     NOTICES

          SECTION 1. NOTICES. Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, telex or cable.

          SECTION 2. WAIVERS OF NOTICE. Whenever any notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE VII
                               GENERAL PROVISIONS

          SECTION 1. DIVIDENDS. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

          SECTION 2. DISBURSEMENTS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

          SECTION 3. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

          SECTION 4. CORPORATE SEAL. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the word "Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE VIII
                                 INDEMNIFICATION

          SECTION 1. POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS OTHER THAN THOSE BY OR IN THE RIGHT OF THE CORPORATION. Subject to Section 3 of this
Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          SECTION 2. POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of

Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

          SECTION 3. AUTHORIZATION OF INDEMNIFICATION. Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in
Section 1 or Section 2 of this Article VIII, as the case may be. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders. To the extent, however, that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.

          SECTION 4. GOOD FAITH DEFINED. For purposes of any determination under Section 3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term if another enterprise" as used in this Section 4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Sections 1 or 2 of this Article VIII, as the case may be.

          SECTION 5. INDEMNIFICATION BY A COURT. Notwithstanding any contrary determination in the specific case under Section 3 of this Article VIII, and notwithstanding the absence of any determination thereunder, any director, officer, employee or agent may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2 of this Article VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standards of conduct set forth in Sections 1 or 2 of this
Article VIII, as the case may be. Neither a contrary determination in the specific case under Section 3 of this Article VIII nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director, officer, employee or agent seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director, officer, employee or agent seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

          SECTION 6. EXPENSES PAYABLE IN ADVANCE. Expenses incurred in defending or investigating a threatened or pending action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VIII.

          SECTION 7. NONEXCLUSIVITY OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-Law, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 1 and 2 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Sections 1 or 2 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware, or otherwise.

          SECTION 8. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power or the obligation to indemnify him against such liability under the provisions of this Article VIII.

          SECTION 9. CERTAIN DEFINITIONS. For purposes of this Article VIII, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was a director or officer of the Corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VIII.

          SECTION 10. SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                   ARTICLE IX
                                   AMENDMENTS

          SECTION 1. These Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted by the stockholders or by the Board of Directors, provided, however, that notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such meeting of stockholders or Board of Directors as the case may be. All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.

          SECTION 2. ENTIRE BOARD OF DIRECTORS. As used in this Article IX and in these Bylaws generally, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies.



                            CERTIFICATE OF SECRETARY



          I, the undersigned, do hereby certify:

          1. That I am the duly elected and acting Secretary of BEx ACQUISITION CORP., a Delaware corporation; and

          2. That the foregoing bylaws, comprising 13 pages, constitute the bylaws of said corporation as duly adopted by action of the Incorporator taken on __________ __, 1996 and ratified by the Board of Directors of the Corporation on ___________ __, 1996.

          IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this ___ day of _________, 1996.



                              ---------------------------------------------
                              Michael A. Malm

                                  EXHIBIT 2.6-1

                               GLOBAL ONE/KRSI/OSP

                      AGREEMENT AND PLAN OF REORGANIZATION

                    INITIAL DIRECTORS OF GLOBAL ONE

                    Joseph C. Angard (Term to expire in 1999)

                    Michael A. Malm (Term to expire in 1999)

                    Mark S. Hauser (Term to expire in 1998)

                    Thomas R. King (Term to expire in 1998)

                                  EXHIBIT 2.6-2

                               GLOBAL ONE/KRSI/OSP

                      AGREEMENT AND PLAN OF REORGANIZATION


          INITIAL OFFICERS OF GLOBAL ONE

          Joseph C. Angard (Chief Executive Officer and President)

          Michael A. Malm (Chief Operating Officer)

          Christopher B. Lucas (Vice President of Finance and Chief Financial Officer)

          George J. Vrabeck (Executive Vice President)

                                 EXHIBIT 8.11-1
                           VRABECK EMPLOYMENT CONTRACT


                       INCLUDED AS EXHIBIT 10.3 TO FORM S-4

                                 EXHIBIT 8.11-2
                           ANGARD EMPLOYMENT CONTRACT

                       INCLUDED AS EXHIBIT 10.4 TO FORM S-4

                                 EXHIBIT 8.11-3
                            MALM EMPLOYMENT CONTRACT

                       INCLUDED AS EXHIBIT 10.6 TO FORM S-4

                                  SCHEDULE 5.2
                                OSP SUBSIDIARIES

The Button Exchange, Ltd. -- Michigan

Stanley DeSantis, Inc.  -- California

OSP owns Five Hundred Ten (510) shares of Stanley DeSantis, Inc.  Five Hundred
(500) shares have been pledged to Senoral Corporation.

                                  SCHEDULE 5.5
                                  OSP CONSENTS

LICENSORS

All licensors as listed in Schedule 5.20.

SENIOR LENDER

Foothill Capital Corporation

SUBORDINATED NOTE HOLDER

Robert Yamasaki
Senoral Corporation

                                  SCHEDULE 5.9
                         OSP RELATED PARTY TRANSACTIONS

OSP PUBLISHING, INC.

Press One Printing, Inc
Paradise Creations
Pyramid Licensing Group, Inc.

EMPLOYMENT AGREEMENTS
     Mike Berin
     Mark Roginson

STANLEY DESANTIS, INC.

RPI

EMPLOYMENT AGREEMENTS
     Stanley DeSantis

                                SCHEDULE 5.10(b)
                         OSP COMMON STOCK DISTRIBUTIONS

None

                                SCHEDULE 5.10(d)
                                 OSP BORROWINGS

Richman Bry, Jr. has pledged $500,000 to Foothill Capital Corporation so that OSP may borrow against this collateral.

Senoral Corporation has loaned $750,000 to OSP in the form of subordinated debt.

OSP has guaranteed Pyramid Licensing's performance under a lease agreement for which the annual commitment is $46,000.

                                SCHEDULE 5.10(g)
                            OSP SEVERANCE AGREEMENTS

1. Severance Agreement dated April 1, 1996 between OSP and Wesley Knitter providing for: a severance allowance equal to five months of gross wages in the amount of $41,677 less applicable payroll taxes; medical, dental and optical insurance through December 31, 1996; payment of $5,000 representing compensation in full for all claims and bonuses; and executive outplacement services for six months.

                                  SCHEDULE 5.11
                                 OSP LITIGATION


O.S.P PUBLISHING, INC.


WINSTON WILLIAM FRANK VS. O.S.P. PUBLISHING, INC.

Mr. Frank alleges personal copyright infringement on model molds he designed on company time from licensed, copywrited drawings supplied by his superior. The complaint is under legal review. Our attorneys feel that the complaint is without merit.

SPUMCO, INC. ET AL VS. MTV NETWORKS, INC. ET AL.

Spumco has filed a lawsuit against Nickelodeon naming O.S.P. Publishing, Inc. as a defendant. Spumco contends that that they have an exclusive right to exploit all merchandising rights with respect to "The Ren & Stimpy Show." Nickelodeon contends that Spumco may do so only with respect to any product category for which Nickelodeon had not previously exploited. Nickelodeon feels that the suit is without merit, is vigorously defending their relationship with O.S.P. Publishing, Inc., and will indemnify all obligations under the present agreement. O.S.P. Publishing, Inc. has retained counsel.

THE BUTTON EXCHANGE, LTD.

I.D.D.S. WORLD COM., & CORP. VS. THE BUTTON EXCHANGE LTD.

The Button Exchange, LTD. considers this matter to have been settled with the previous owners of I.D.D.S. World Com. (WinTel, Inc.) The lawsuit is for the disputed accounts payable amount of $4398.49.

STANLEY DESANTIS, INC.

No litigation pending

                                   SCHEDULE 5.12
                                     OSP TAXES

The Button Exchange, Ltd has not filed its federal or state income tax returns for its tax year ended February 28, 1995. The taxes owing are approximately $165,000 plus interest and penalties.

                                   SCHEDULE 5.13
                                     OSP LIENS

OSP PUBLISHING, INC.


Foothill Capital Corporation
Robert Yamasaki
Senoral Corporation


THE BUTTON EXCHANGE, LTD.


Foothill Capital Corporation


STANLEY DESANTIS, INC.


Capital Factors, Inc.


Other than the above listed security interests, there are purchase money liens against office equipment and machinery such as telephone systems, computers, copiers, etc.

                                  SCHEDULE 5.15
                                    OSP PLANS


O.S.P. PUBLISHING, INC.


There are no qualified defined benefit plans as defined under Section 3(35) of ERISIA or Sections 414(j) of the Code.


THE BUTTON EXCHANGE, LTD.


There are no qualified defined benefit plans as defined under Section 3(35) of ERISIA or Sections 414(j) of the Code.


STANLEY DESANTIS, INC.


There are no qualified defined benefit plans as defined under Section 3(35) of ERISIA or Sections 414(j) of the Code.

                                   SCHEDULE 5.16
                                   OSP VIOLATIONS


O.S.P. PUBLISHING, INC.


O.S.P. Publishing, Inc. is in material compliance with all laws, statutes, ordinances, or regulations from government entities. No notice of violations or noncompliance of any have been received and none are anticipated.


THE BUTTON EXCHANGE, LTD.


The Button Exchange, Ltd., is in material compliance with all laws, statutes, ordinances, or regulations from government entities. No notice of violations or noncompliance of any have been received and none are anticipated.


STANLEY DESANTIS, INC.


Stanley Desantis, Inc., is in material compliance with all laws, statutes, ordinances, or regulations from government entities. No notice of violations or noncompliance of any have been received and none are anticipated.

                                  SCHEDULE 5.20
                                  OSP ROYALTIES


O.S.P. PUBLISHING, INC.


Ace Ventura II:When Nature Calls/
  Camelot Licensing
Aeon Flux
Albert Einstein/Roger Richman Agency
Alchemy/M.R.A.
Avi Feldman
Babe/MCA Universal
Babe Ruth/Curtis Management
Bananas in Pajamas/Total Licensing
Barb Wire
Batman Forever/Warner Bros.
Batman Forever/Warner Bros.
Baywatch/Licensing Group Agency
Beauty & the Beast (stage)/Walt Disney
Beavis & Butt-Head/MTV Networks
Betty Boop/King Features
Black Panther/Chris Meiklejohn
Blown Away/MGM
Bob Marley/Winterland
Brady Bunch Movie/Viacom
Bruce Lee/MCA Universal
Bull Durham
Bump In The Night/DIC Entertainment
Busy World of Richard Scarry/Viacom
Caesars Palace/Caesars World
Capital Concepts
Casper/MCA Universal
Cesar Chavez
Charlie Chaplin/Bliss House
Claudia Schiffer
Clifford the Big Red Dog/Scholastic
Coca-Cola
Cystal Art
Dances with Wolves
Days of Our Lives/Sony Signatures
DC Comics
Desperado/Sony Signatures
Diego Espana/Viacom
Disney Babies/Walt Disney
Disney Standard Characters/Walt Disney
Doobie & Buzz/Mr. Doobie & Buzz
Dragonheart/MCA
Elvis Presley/Elvis Presley Enterprises
Empire Strikes Back, The/Lucas Film
Felix the Cat/Determined Productions
Firm, The/Viacom
Flipper/MCA
Forrest Gump/Viacom
Free Willy 2/Animated/Warner Bros.
Friends/Warner Bros.

Gargoyles/Walt Disney
Girls of Hawaiian Tropic/Hawaiian
  Tropics
Gone with the Wind/Keewon Hong
Gone With the Wind/Turner
Goosebumps/Scholastic
Great Treasure Hunt, The/Russo/David
  Golman Agency
Happy Gilmore/MCA
Herd of Laughter/Wooket Graphics
Hidden Eagles
Hollywood Sign/Walk of Fame
Hunchback of Notre Dame/Walt Disney
I Am the American Flag
I Love Lucy/Promote You
Independence Day/20th Century Fox
Indiana Jones & the Last Crusade/Lucas
  Film
Indiana Jones & the Temple of Doom/
  Lucas Film
Indiana Jones:Raiders of the Lost Ark/
  Lucas Film
Interview With a Vampire/Warner Bros.
It's a Wonderful Life/Hamilton Projects
James Bond 007/Leasure Concepts
James Bond:Goldeneye/Leisure Concepts
James Bond:Goldeneye/Leisure Concepts
James Dean/Curtis Management Group
Jerky Boys, The/Select Records
Joe's Apartment/Warner Bros.
John Abeyta/Saddles & Hay Man
Legend of Pinocchio/Leisure Concepts
Legends of the Fall/Sony Signatures
Lion King, The/Walt Disney
Lobo/Warner Bros.
Looney Tunes/Warner Bros.
Lou Gehrig/Curtis Management
Madeline/DIC Entertainment
Magic School Bus, The/Scholastic
  Productions
Marilyn Monroe/De Dienes
Marilyn Monroe/Keewon Hong
Marilyn Monroe/Kurtis Management
Marilyn Monroe Postage Stamp/Kurtis
  Management
Marvel Entertainment Group, Inc.
Mary Shelley's Frankenstein/Sony
  Signatures
Melrose Place/Hamilton Projects
MIAD/Dennis Fugnetti
Mr. Potato Head/Hasbro, Inc.
Mustang Lightning/Zuckerman
Mystery Science Theater 3000/MCA
Nickelodeon 3-D
No Fear
Pamela Anderson:Edenquest
Peanuts/United Media Licensing

Playboy
Pocahontas/Walt Disney
Raiders of the Lost Ark/Lucas Film
Reboot/Total Licensing
Red Dog Beer/Determined Prod.
Ren & Stimpy/MTV
Return of the Jedi/Lucas Film
Rocky/MGM
Rocky Horror Picture Show/20th Century
Rocky Horror Picture Show/20th Century
  Fox
Rugrats/Nickelodeon
Russian Revolution/Vail Group
Sandman/Warner Bros.
Scott Garrison
Selena/Q Productions
Shar Pei/"Ruffles"/Applied Graphics
Showgirls/MGM
Simpsons, The/20th Century Fox
Sister Sister/Viacom
Some Like It Hot/MGM
Space Cowgirl/Julie Bell/Alask Momma
Space Jam/Warner Bros.
Space:Above and Beyond/20th Century
  Fox
Star Trek II/Viacom
Star Trek III/Viacom
Star Trek IV/Viacom
Star Trek V/Viacom
Star Trek VI/Viacom
Star Trek:Generations/Viacom
Star Trek:Generations/Viacom
Star Trek:Generations/Viacom
Star Trek:Original Series/Viacom
Star Wars/Lucas Film
Strange Days/20 Century Fox
Superman/Warner Bros.
Swan Princess, The/Leisure Concepts
Tales From the Crypt/Nelvana Marketing
Terminator 2, The/Creative Licensing
Terminator, The/Creative Licensing
The Beginners Bible/Performance
  Licensing
Thyme Lewis/Thrive, Inc.
Tombstone/Creative Licensing
Traci Lords/Divine Entertainment
True Lies/20th Century Fox
Turner Classics
Unicorn/Susan J. Dane
Victor Trusch
Walk In The Clouds, A/20th Century Fox
WildC.A.T.S./Nelvana Marketing
Willy Mays/Spindlevision
Winning Fitness
Winterland Productions
Wizard of Oz/Turner Home Entertainment

Wolf Hunt/Steven Gardiner
World Cups/Women of the World
Wyatt Earp/Warner Bros.
X-Files/Fox
Xuxa/MTM Enterprises
Young and the Restless, The/Sony


THE BUTTON EXCHANGE, LTD.


Ace Ventura II:When Nature Calls/Camelot
  Licensing
Alchemy/M.R.A.
Animaniacs/Warner Bros.
Bananas in Pajamas/Total Licensing
Batman Forever/Warner Bros.
Batman Forever/Warner Bros.
Baywatch/Licensing Group Agency
Beavis & Butt-Head/MTV Networks
Betty Boop/King Features
Bob Marley/Bob Marley Music
Bruce Lee/MCA Universal
Bull Durham/Creative Licensing
Bump In The Night/DIC Entertainment
Caesars Palace/Caesars World
Casper/MCA Universal
Charlie Chaplin/Bliss House
Clifford the Big Red Dog/Scholastic
Coca-Cola
Days of Our Lives/Sony Signatures
DC Comics
Disney Standard Characters/Walt Disney
Doobie & Buzz/Mr. Doobie & Buzz
Elvis Presley/Elvis Presley Enterprises
Felix the Cat/Determined Productions
Flipper/MCA
Forrest Gump/Viacom
Free Willy 2/Animated/Warner Bros.
Friends/Warner Bros.
Gargoyles/Walt Disney
Herd of Laughter/Wooket Graphics
Hunchback of Notre Dame/Walt Disney
Independence Day/20th Century Fox
Interview With a Vampire/Warner Bros.
James Dean/Curtis Management Group
Jerky Boys, The/Select Records
Joe's Apartment/Warner Bros.
Legend of Pinocchio/Leisure Concepts
Legends of the Fall/Sony Signatures
Lion King, The/Walt Disney
Looney Tunes/Warner Bros.
Lou Gehrig/Curtis Management
Madeline/DIC Entertainment
Magic School Bus, The/Scholastic
  Productions
Marilyn Monroe/Curtis Management and
  Hamilton Projects

Marilyn Monroe Postage Stamp/Roger
  Richman Agcy
Marvel Entertainment Group, Inc.
Melrose Place/Hamilton Projects
Pocahontas/Walt Disney
Reboot/Total Licensing
Red Dog Beer/Determined Prod.
Ren & Stimpy/MTV
Rocky Horror Picture Show/20th Century
  Fox
Rugrats/Nickelodeon
Simpsons, The/20th Century Fox
Space Jam/Warner Bros.
Star Trek:Generations/Viacom
Star Trek:Generations/Viacom
Star Trek:Generations/Viacom
Star Trek:Original Series/Viacom
Superman/Warner Bros.
Swan Princess, The/Leisure Concepts
Terminator 2, The/Creative Licensing
The Beginners Bible/Performance Licensing
WildC.A.T.S./Nelvana Marketing
Winterland Productions
Young and the Restless, The/Sony
  Signatures


  STANLEY DESANTIS, INC.


Aeon Flux/MTV
Anheiser Busch
Archie/King Features
Barrel of Monkeys/Hasbro
Beach Collection, The
Betty Boop/King Features
Brad Pitt/Sony
Brady Bunch/Paramount
Burger King/Nancy Baily and Assoc.
Leaf Candies/Camelot Licensing
Candyland/Hasbro
Cracker Jack/Leasure Concepts
Disney Toy Story
Droopy and the Wolf/Turner
Ellen/Disney
ER/Warner Bros.
Forest Gump/Paramount
Simpsons/Fox
Frasier/Viacom
Friends/Warner Bros.
GI Joe/Hasbro
Gone With the Wind/Turner
Hanna Barbera/Turner
Hawaiian Punch/Nancy Baily and Assoc.
Herd of Laughter/Wooket Graphics
Home Improvement/Disney
I Love Lucy/Promote You
Jim Benton

Life/Hasbro
Mad About You/Sony
Marilyn/Curtis Management
MGM Classics/Turner
Monopoly/Hasbro
Mousetrap/Hasbro
Mr. Peanut/Nabisco
Beavis and Butthead/MTV
Mystery Science 3000/MCA
Nancy Sinatra/Boots Ent.
NYPD Blue/Fox
Operations/Hasbro
Pez/Bradford/Licensing
Pink Panther/MGM
Playdoh/Hasbro
Popeye/King Features
Real World/MTV
Red Dog/Hamilton Projects
Ricki Lake/Sony
Seinfeld/Castle Rock
Spam/Licensing Resource
Speed Racer/Speed Racer Enterprises
Star Trek/Viacom
The Nanny/Sony
Twister/Hasbro
Uncle Milton Entertainment
Warner Bros. Song
X-Files/Fox
MCA Classic TV/MCA

                                  SCHEDULE 5.21
                                  OSP CONTRACTS


A)

O.S.P. PUBLISHING, INC.

Actional, Ltd.
Musicland Group, Inc.
Senoral Corporation
Tamarix Capital Corporation Agreement dated May 10, 1996
Mark D. Hauser Agreement dated May 10, 1996

THE BUTTON EXCHANGE, LTD.

None


B)

O.S.P. PUBLISHING, INC.

Foothill Capital Corporation
Senoral Corporation
Robert Yamasaki
Richman Bry, Jr.

THE BUTTON EXCHANGE, LTD.

Foothill Capital Corporation

STANLEY DESANTIS, INC.

Capital Factors, Inc.

C)

O.S.P. PUBLISHING, INC.

Building Lease                5548 Lindbergh Lane, Bell, CA
                              Lessor Newcrow III
                              Termination Date: 7/05
                              Annual Payment: $383,092.20*

Building Sublease             5568 Lindbergh Lane, Bell, CA
                              Lessee: Pacific Communications Concepts, Inc.
                              Termination Date: 4/97
                              Annual Payment: ($115,590.84)

THE BUTTON EXCHANGE, LTD.

Building Lease:               200 Diversion Street, Rochester, MI
                              Lessor: Rochester Commons
                              Termination Date: 3/98
                              Annual Payment: $89,592

STANLEY DESANTIS, INC.

Building Lease:               10615 Van Owen Street, Burbank, CA
                              Lessor: Ralph Slotnik
                              Termination Date: 9/96
                              Annual Payment: $60,636.72*

* plus taxes, insurance, operating expenses

D)

O.S.P. PUBLISHING, INC.

Richman Bry, Jr.
The Walt Disney Company Standby Letter of Credit

(guaranteed by O.S.P. Publishing, Inc.)

Building Lease:               Rooms 1334, 1336-40 Lincoln Building
                              60 East 42nd Street, New York, NY
                              Lessee: Pyramid Licensing Group
                              Lessor: Lincoln Building Associates
                              Termination Date: 4/99
                              Annual Payment: $38,214.00

THE BUTTON EXCHANGE, LTD.

None

STANLEY DESANTIS, INC.

None


E)

O.S.P. PUBLISHING, INC.

Mike Berin
Wes Knitter
Mark Roginson
Tamarix Capital Corporation

THE BUTTON EXCHANGE, LTD.

None

STANLEY DESANTIS, INC.

Stanley DeSantis


F)

O.S.P PUBLISHING, INC.

Product License Agreements are specific to product line and geographic location of sale.

THE BUTTON EXCHANGE, LTD.

Product License Agreements are specific to product line and geographic location of sale.

The Button Exchange, Ltd. has a five year noncompete agreement with Ken Czar Marketing not to compete with "Dog Tag" novelty items from August 1, 1995 to August 1, 2000.

STANLEY DESANTIS, INC.

Product License Agreements are specific to product line and geographic location of sale.

G)

O.S.P. PUBLISHING, INC.

None

THE BUTTON EXCHANGE, LTD.

None

STANLEY DESANTIS, INC.

None


H)

O.S.P. PUBLISHING, INC.

Senoral Corporation
Musicland Group, Inc.

THE BUTTON EXCHANGE, LTD.

None

STANLEY DESANTIS, INC.

RPI


I)

O.S.P. PUBLISHING, INC.

See Schedule 5.20
These licenses expire and/or renewed periodically throughout the year. There can be no assurance that any of these licenses will be renewed by the licensors. The inability of the company to renew licenses with its major licensors could have a significant adverse effect on the sales and profitability of O.S.P. Publishing, Inc. and it's subsidiaries.

THE BUTTON EXCHANGE, LTD.

See O.S.P. Publishing, Inc.

STANLEY DESANTIS, INC.

See O.S.P. Publishing, Inc.

                                  SCHEDULE 5.22
                                  OSP INSURANCE

O.S.P. PUBLISHING, INC.

O.S.P. Publishing, Inc. maintains property and casualty, general liability, and workers compensation insurance with American States Insurance and ITT Hartford Insurance. All policies are in full force.

Health insurance for the management group is through Blue Cross of California. Health insurance for all other employees is with CIGNA Healthcare of California. Dental and vision insurance for all employees is with Golden West Health Insurance. All policies are in full force.

THE BUTTON EXCHANGE, LTD.

O.S.P. Publishing, Inc.'s property and workers compensation insurance policies are inclusive of The Button Exchange, Ltd.

Health insurance for all employees is through Omnicare Plus. All policies are in full force.

STANLEY DESANTIS, INC.

O.S.P. Publishing, Inc.'s property and workers compensation insurance policies are inclusive of Stanley Desantis, Inc.

Health insurance for the management group is through John Alden. Health insurance for all other employees is with Care America. Dental insurance for all employees is with Blue Cross. All policies are in full force.

                                  SCHEDULE 6.5
                                  KRSI CONSENTS
1.  LICENSE AGREEMENTS

1.   National Football League Players Association
2.   Major League Baseball Players Association
3.   Major League Baseball Properties, Inc.
4.   Major League Baseball Properties Canada, Inc.
5.   Viacom
6.   Mrs. Roger E. Maris
7.   National Football League Properties, Inc. "Quarterback Club"
8.   National Football League Properties, Inc. "General Retail Licensing
     Agreement"
9. National Football League Properties, Inc. "NFL Collectibles Licensing Agreement"
10.  NHL Enterprises, Inc.
11.  NHL Enterprises Canada, Inc.
12.  National Hockey League Players Association
13.  NBA Properties, Inc.
14.  NBA Properties, Inc.
15.  USA Basketball
16.  7 & 7, Inc.
17.  Glen Wood Company, Corporation
18.  Sony Signatures Inc. "Legends of the Fall"
19.  MCA/Universal Merchandising, Inc.
20.  James Dean Foundation
21.  Bogart, Inc.
22.  Sony Signatures Inc. "Desperado"
23.  EON Productions Limited and MAC B, Inc.
24.  Twentieth Century Fox Licensing and Merchandising
25.  Estate of Marilyn Monroe
26.  Oneida Indian Nation dated 5/3/95
27.  Oneida Indian Nation dated 8/7/95
28.  Grandstand Communications Company
29.  Cinevisions
30.  G.E.B. Incorporated
31.  Stan the Man, Inc.
32.  Roush Corporation
33.  CMG Worldwide
     a.  Family of Babe Ruth and the Babe Ruth baseball league
     b.  American Heart Association of South Carolina
     c.  Honus Wagner
     d.  Estate of Eleanor Gehrig.
     e.  Paige Equities
34.  Dale Earnhardt, Inc.
35.  Turner Home Entertainment, Inc.

2.   CONSENT OF MIKE RUSSELL AND ROBERT KELLY TO USE "KELLY RUSSELL STUDIOS"
NAME

                                 SCHEDULE 6.6

                           KRSI OPTIONS AND WARRANTS

                          KELLY RUSSELL STUDIOS, INC.
                                  SCHEDULE OF
              STOCK OPTIONS, RESTRICTED STOCK GRANTS AND WARRANTS
                              AS OF MAY 15, 1996


                         DATE OF                                                       DATE & AMOUNT
NAME                      GRANT    TYPE   AMOUNT   PRICE    VESTS           EXPIRES      EXERCISED
- ----------------------------------------------------------------------------------------------------
OPTIONS/RESTRICTED STOCK GRANTED UNDER 1993 PLAN (750,000 SHARES RESERVED)
REGISTERED AS 33-86178 ON FORM S-8 EFFECTIVE NOVEMBER 4, 1994

Paul Anderson            01/20/94  ISO     3,000   $2.25    600 on          01/20/99   1/31/95-
                                                            01/20/95; 750              2,400
                                                            on 01/20/96 &              Cancelled
                                                            01/20/97; 900              4/30/95-600
                                                            on 01/20/98                Cancelled

Brett Bandow             01/20/94  ISO     1,000   $2.25    200 on          01/20/99
                                                            01/20/95; 250
                                                            on 1/20/96 &
                                                            1/20/97; 300
                                                            on 01/20/98

Brett Bandow             05/01/95  ISO     8,000   $2.50    2,000 on        05/01/05
                                                            01/01/96;
                                                            3,000 on
                                                            01/01/97 &
                                                            01/01/98

Bruce Boettcher          01/20/94  ISO     3,000   $2.25    600 on          01/20/99   3/31/96-
                                                            01/20/95; 750              1,650
                                                            on 01/20/96 &              Cancelled
                                                            01/20/97; 900              (resigned on
                                                            on 01/20/98                3/31/96)

Bruce Boettcher          03/22/95  ISO    30,000   $1.50    10,000 on       03/22/05
                                                            01/01/96,
                                                            01/01/97 &
                                                            01/01/98
                                                            (accelerated
                                                            on 3/31/96)
John J. Egart            03/22/95  NONQ   15,000   $1.50    20%             03/22/05
                                                            immediately
                                                            and on each
                                                            anniversary


                         DATE OF                                                       DATE & AMOUNT
NAME                      GRANT    TYPE   AMOUNT   PRICE    VESTS           EXPIRES      EXERCISED
- ----------------------------------------------------------------------------------------------------
Cynthia Evans            01/20/94  ISO     3,000   $2.25    600 on          01/20/99   11/13/95 -
                                                            01/20/95; 750              Cancelled
                                                            on 01/20/96 &              (resigned
                                                            01/20/97; 900              8/13/95)
                                                            on 01/20/98

Grant Harrell            03/22/95  ISO    15,000   $1.50    5,000 on        03/22/05
                                                            01/01/96,
                                                            01/01/97 &
                                                            01/01/98

Philip Harrell           03/22/95  ISO    15,000   $1.50    5,000 on        03/22/05
                                                            01/01/96,
                                                            01/01/97 &
                                                            01/01/98

James C. Hawley          03/22/95  NONQ   15,000   $1.50    20%             03/22/05
                                                            immediately
                                                            and on each
                                                            anniversary

Paul W. Hodnefield       03/22/95  ISO    20,000   $1.50    10,000 on       03/22/05
                                                            01/01/96 &
                                                            01/01/97

Paul W. Hodnefield       03/22/95  ISO    10,000   $1.50    01/01/98        03/22/05

Tatiana Katara           01/20/94  ISO     1,000   $2.25    200 on          01/20/99   8/02/95-200
                                                            1/20/95; 250               11/13/95-800
                                                            on 1/20/96 &               Cancelled
                                                            1/20/97; 300               (resigned
                                                            on 01/20/98                8/13/95)

Robert L. Kelly          01/20/94  ISO   200,000   $2.48    44,444 on       01/20/99   11/23/94
                                                            1/20/94,                   Cancelled
                                                            1/20/95,
                                                            1/20/96 &
                                                            1/20/97 and
                                                            22,224 on
                                                            1/20/98

Robert L. Kelly          02/25/94  GRANT 120,000   N/A      02/25/97        N/A        2/3/95
                                                                                       Cancelled

Corey Kiefer             01/20/94  ISO     3,000   $2.25    600 on          01/20/99   12/31/94
                                                            01/20/95; 750              Cancelled
                                                            on 01/20/96 &
                                                            01/20/97; 900
                                                            on 01/20/98

Thomas R. King           03/22/95  NONQ   15,000   $1.50    20%             03/22/05
                                                            immediately
                                                            and on each
                                                            anniversary


                         DATE OF                                                       DATE & AMOUNT
NAME                      GRANT    TYPE   AMOUNT   PRICE    VESTS           EXPIRES      EXERCISED
- ----------------------------------------------------------------------------------------------------
Tim Korkowski            01/20/94  ISO     5,000   $2.25    1,000 on        01/20/99   8/10/95 -
                                                            01/20/95;                  1,000
                                                            1,250 on                   (437 issued,
                                                            1/20/96 &                  563
                                                            01/20/97;                  forfeited
                                                            1,500 on                   as
                                                            01/20/98                   consideration)
                                                                                       8/95 -
                                                                                       4,000
                                                                                       Cancelled

Tom Lahl                 01/20/94  ISO     3,000   $2.25    600 on          01/20/99   11/23/94
                                                            01/20/95; 750              Cancelled
                                                            on 01/20/96 &
                                                            01/20/97; 900
                                                            on 01/20/98

Glen McCarty             05/01/95  ISO     6,000   $2.50    1,000 on        05/01/05
                                                            01/01/96;
                                                            2,000 on
                                                            01/01/97;
                                                            3,000 on
                                                            01/01/98

Jodi McKee               08/01/95  ISO     6,000   $2.50    1,000 on        08/01/05
                                                            01/01/96;
                                                            2,000 on
                                                            01/01/97;
                                                            3,000 on
                                                            01/01/98
                                                            (accelerated
                                                            on 3/15/96)

Timothy G. Rath          01/01/95  NONQ  250,000   $1.50    50,000          01/01/00
                                                            immediately;
                                                            100,000 on
                                                            each
                                                            anniversary
                                                            (accelerated
                                                            on 3/15/96)
Timothy G. Rath          03/22/95  NONQ   50,000   $1.50    100% on         03/22/00   03/15/96
                                                            01/01/97                   Cancelled

Travis Rath              03/22/95  ISO    25,000   $1.50    5,000 on        03/22/00
                                                            01/01/96,
                                                            10,000 on
                                                            01/01/97 &
                                                            01/01/98
                                                            (accelerated
                                                            on 3/15/96)

Melanie Ratti            05/01/95  ISO     8,000   $2.50    2,000 on        05/01/05
                                                            01/01/96;
                                                            3,000 on
                                                            01/01/97 &
                                                            01/01/98
William J. Righeimer III 03/22/95  ISO    30,000   $1.50    10,000 on       03/22/05
                                                            01/01/96,
                                                            01/01/97 &
                                                            01/01/98


                         DATE OF                                                       DATE & AMOUNT
NAME                      GRANT    TYPE   AMOUNT   PRICE    VESTS           EXPIRES      EXERCISED
- ----------------------------------------------------------------------------------------------------
William J. Righeimer III 05/01/96  ISO    66,450   $0.75    30,400 on       05/01/06
                                                            01/01/97 &
                                                            01/01/98

Michael E. Russell       01/20/94  ISO   200,000   $2.48    44,444 on       01/20/99   11/23/94
                                                            1/20/94,                   Cancelled
                                                            1/20/95,
                                                            1/20/96 &
                                                            1/20/97 and
                                                            22,224 on
                                                            1/20/98
Michael E. Russell       02/25/94  GRANT 120,000   N/A      02/25/97        N/A        2/3/95
                                                                                       Cancelled

Todd Russell             01/20/94  ISO     3,000   $2.25    600 on          01/20/99   12/31/94
                                                            01/20/95; 750              Cancelled
                                                            on 01/20/96 &
                                                            01/20/97; 900
                                                            on 01/20/98

Doug Small               05/01/95  ISO     6,000   $2.50    1,000 on        05/01/05
                                                            01/01/95;
                                                            2,000 on
                                                            01/01/97;
                                                            3,000 on
                                                            01/01/98
                                                            (accelerated
                                                            on 3/31/96)

George J. Vrabeck        01/01/95  ISO   150,000   $1.50    50,000          01/01/05
                                                            immediately &
                                                            on each
                                                            anniversary
George J. Vrabeck        03/22/95  ISO    50,000   $1.50    100% 01/01/98   03/22/05

Pat Wirz                 05/01/95  ISO     6,000   $2.50    1,000 on        05/01/95
                                          ------            01/01/96;
                                                            2,000 on
                                                            01/01/97;
                                                            3,000 on
                                                            01/01/98

OPTIONS GRANTED UNDER 1993 PLAN:       1,221,450
OPTIONS CANCELLED:                      -471,450

OPTIONS EXERCISED/SHARES ISSUED:            -637

OPTIONS EXERCISED/SHARES FORFEITED:         -563
                                       ---------
OUTSTANDING OPTIONS UNDER 1993 PLAN:     748,800


                         DATE OF                                                       DATE & AMOUNT
NAME                      GRANT    TYPE   AMOUNT   PRICE    VESTS           EXPIRES      EXERCISED
- ----------------------------------------------------------------------------------------------------

RESTRICTED STOCK GRANTED UNDER 1993      240,000
PLAN:
CANCELLED RESTRICTED STOCK              -240,000
                                        --------
OUTSTANDING RESTRICTED STOCK UNDER 1993      -0-
PLAN:


AVAILABLE FOR ISSUANCE UNDER 1993 PLAN:      -0-


                         DATE OF                                                       DATE & AMOUNT
NAME                      GRANT    TYPE       AMOUNT      PRICE    VESTS       EXPIRES   EXERCISED
- ----------------------------------------------------------------------------------------------------
OPTIONS GRANTED UNDER 1995 CONSULTANT PLAN (150,000 SHARES RESERVED)
REGISTERED AS 33-99584 ON FORM S-8 EFFECTIVE NOVEMBER 20, 1995
Gargano-Appelbaum       09/15/95  NONQ         25,000     $2.25    12/31/97*   09/14/98
Associates, Inc.

Kirshner Global, Inc.   11/01/95  NONQ        50,000      $2.50    25,000 on   10/31/05 05/09/96
                                                                   11/1/95;             25,000
                                                                   15,000 on            Cancelled
                                                                   11/1/96 &
                                                                   10,000 on
                                                                   11/1/97

Kirschner Global, Inc.  11/01/95  NONQ        250,000     $2.50    06/30/05*   10/31/05 05/09/96
                                                                                        Cancelled
William J. Righeimer    05/01/96  NONQ         25,000     $0.75    Immediate   05/01/01

R. W. Weber Sales       09/15/95  NONQ         25,000     $2.25    12/31/97    09/14/98 05/15/96
                                              -------              (1)                  Cancelled


OPTIONS GRANTED UNDER 1995 PLAN:              375,000

OPTIONS CANCELLED:                            300,000

OPTIONS EXERCISED:                                -0-
                                              -------
OUTSTANDING OPTIONS UNDER 1995 PLAN:           75,000



AVAILABLE FOR ISSUANCE UNDER 1995 PLAN:        75,000


*Vesting accelerated if certain sales targets met.


                         DATE OF                                                       DATE & AMOUNT
NAME                      GRANT   TYPE        AMOUNT      PRICE   VESTS        EXPIRES   EXERCISED
- ----------------------------------------------------------------------------------------------------
OPTIONS GRANTED OUTSIDE ANY PLAN (NOT REGISTERED)

William J. Righeimer III05/01/96  NONQ         33,550     $0.75    19,600 on   05/01/06
                                              -------              01/01/97 &
                                                                   01/01/98


OPTIONS GRANTED OUTSIDE PLAN:                  33,550

OPTIONS CANCELLED:                                -0-

OPTIONS EXERCISED:                                -0-
                                              -------
OUTSTANDING OPTIONS OUTSIDE PLAN:              33,550



ALL OUTSTANDING OPTIONS:                      857,350


                      DATE OF                                                 DATE & AMOUNT
NAME                  ISSUE            AMOUNT  PRICE  EXERCISABLE   EXPIRES     EXERCISED
- -------------------------------------------------------------------------------------------
WARRANTS GRANTED (not registered)

D. H. Ankeny, Jr.    02/04/94          12,000  $1.00  02/04/94      02/04/98
Donovan A. Erickson  02/04/94           8,000  $1.00  02/04/94      02/04/98

Brian A. Erickson    02/04/94           2,000  $1.00  02/04/94      02/04/98

Bradley K. Erickson  02/04/94           2,000  $1.00  02/04/94      02/04/98

John Flood           03/31/94(1)        6,808  $4.20  03/31/95      03/31/99

Marcelo A. Gumucio   02/04/94          12,000  $1.00  02/04/94      02/04/98

David B. Johnson     03/31/94(1)       14,468  $4.20  03/31/95      03/31/99


David B. Johnson     03/31/95(2)       34,725  $2.00  03/31/96      03/31/00

David B. Johnson     05/31/95(3)       22,425  $2.00  05/31/96      05/31/00


David B. Johnson     03/25/96(4)       10,425  $2.00  07/19/96      07/19/00


David B. Johnson     03/25/96(5)        1,313  $2.00  08/18/96      08/18/00

David B. Johnson     03/25/96(6)          562  $2.00  09/01/96      09/01/00

Paul R. Kuehn        03/31/94(1)       14,469  $4.20  03/31/95      03/31/99

Paul R. Kuehn        03/31/95(2)       34,725  $2.00  03/31/96      03/31/00

Paul R. Kuehn        05/31/95(3)       22,425  $2.00  05/31/96      05/31/00

Paul R. Kuehn        03/25/96(4)       10,425  $2.00  07/19/96      07/19/00

Paul R. Kuehn        03/25/96(5)        1,312  $2.00  08/18/96      08/18/00

Paul R. Kuehn        03/25/96(6)          563  $2.00  09/01/96      09/01/00

Joann W.             02/04/94          12,000  $1.00  02/04/94      02/04/98
Leavenworth
Trust of 1991

Eldon C. Miller      03/31/94(1)        4,822  $4.20  03/31/95      03/31/99

Eldon C. Miller      03/31/95(2)       11,575  $2.00  03/31/96      03/31/00


                      DATE OF                                                 DATE & AMOUNT
NAME                  ISSUE            AMOUNT  PRICE  EXERCISABLE   EXPIRES     EXERCISED
- -------------------------------------------------------------------------------------------
Eldon C. Miller      05/31/95(3)        7,475  $2.00  05/31/96      05/31/00

Eldon C. Miller      03/25/96(4)        3,475  $2.00  07/19/96      07/19/00

Eldon C. Miller      03/25/96(5)          438  $2.00  08/18/96      08/18/00

Eldon C. Miller      03/25/96(6)          187  $2.00  09/01/96      09/01/00

Stanley D. Rahm      03/31/94(1)        4,822  $4.20  03/31/95      03/31/99

Stanley D. Rahm      03/31/95(2)       11,575  $2.00  03/31/96      03/31/00

Stanley D. Rahm      05/31/95(3)        7,475  $2.00  05/31/96      05/31/00

Stanley D. Rahm      03/25/96(4)        3,475  $2.00  07/19/96      07/19/00

Stanley D. Rahm      03/25/96(5)          437  $2.00  08/18/96      08/18/00

Stanley D. Rahm      03/25/96(6)          188  $2.00  09/01/96      09/01/00

H. R. Swanson        03/17/93          60,000  $1.00  03/17/93      03/17/97
TTEE U/A
2/11/94

H. R. Swanson        02/04/94          12,000  $1.00  02/04/94      02/04/98
TTEE U/A
2/11/94

Unit Warrants        12/30/94         285,000  $2.00  12/30/94      05/31/95  5/31/95 - 285,000

Unit Warrants        02/17/95         576,000  $2.00  02/17/95      07/18/95  05/31/95 - 313,000
                                                                              07/18/95 - 263,000


Unit Warrants        03/17/95          50,000  $2.00  03/17/95      08/18/95  07/18/95 - 15,000
                                                                              08/18/95 - 35,000

Unit Warrants        03/31/95          15,000  $2.00  03/31/95      09/01/95  09/01/95 - 15,000
                                    ---------
TOTAL WARRANTS ISSUED:              1,276,589

LESS WARRANTS EXERCISED:             -926,000

LESS WARRANTS CANCELLED:                  -0-
                                    ---------


                      DATE OF                                                 DATE & AMOUNT
NAME                  ISSUE            AMOUNT  PRICE  EXERCISABLE   EXPIRES     EXERCISED
- -------------------------------------------------------------------------------------------
OUTSTANDING WARRANTS:                  350,589


(1) Transferred from warrant to purchase 45,389 shares originally issued to Miller, Johnson & Kuehn, Inc. as underwriter on 3/31/94.

(2) Transferred from warrants to purchase an aggregate of 92,600 shares originally issued to Miller, Johnson & Kuehn, Inc. as agent between 12/30/94 and 3/31/95.

(3) Transferred from warrants to purchase an aggregate of 59,800 shares originally issued to Miller, Johnson & Kuehn, Inc. as agent on 5/31/95.

(4) Transferred from warrants to purchase an aggregate of 27,800 shares originally issued to Miller, Johnson & Kuehn, Inc. as agent on 7/19/95.

(5) Transferred from warrants to purchase an aggregate of 3,500 shares originally issued to Miller, Johnson & Kuehn, Inc. as agent on 8/18/95.

(6) Transferred from warrants to purchase an aggregate of 1,500 shares originally issued to Miller, Johnson & Kuehn, Inc. as agent on 9/01/95.

                                  SCHEDULE 6.9

                         KRSI RELATED PARTY TRANSACTIONS
1.  KRSI EMPLOYMENT CONTRACTS
     a.   Tim Rath
     b.   George Vrabek
     c.   William Righeimer
     d.   Paul Hodnefield

2.  KRSI STOCK OPTION PLANS
     a.   1993 Stock Option Plan
     b.   1995 Consultant Stock Option Plan

3.  WARRANTS TO PURCHASE KRSI STOCK
     See Schedule 6.6

4. TOM KING, A DIRECTOR OF KRSI, IS A SHAREHOLDER OF FREDRIKSON & BYRON, P.A., WHICH PROVIDES LEGAL SERVICES TO KRSI.

                                SCHEDULE 6.10(d)

                                 KRSI BORROWINGS

Olympic Graphics lien covering all assets to secure debt of $100,000.

                                  SCHEDULE 6.11

                                 KRSI LITIGATION
1.  SEXUAL HARASSMENT CLAIMS
     a.   Robert Evidon
     b.   Tatiana Katara
     c.   Cynthia Evans
     d.   Amy Pfeffer

2.  TODD RUSSELL EXPENSES

                                  SCHEDULE 6.13

                                   KRSI LIENS
None.

                                  SCHEDULE 6.15

                                   KRSI PLANS
1.   408(k)
2.   Health
3.   Vacation
4.   Sick Days
5.   Holiday

                                  SCHEDULE 6.16

                                 KRSI VIOLATIONS

Sexual Harassment Claims-See Schedule 6.11

                                  SCHEDULE 6.20

                                 KRSI ROYALTIES
LICENSE AGREEMENTS

1.   National Football League Players Association
2.   Major League Baseball Players Association
3.   Major League Baseball Properties, Inc.
4.   Major League Baseball Properties Canada, Inc.
5.   Viacom
6.   Mrs. Roger E. Maris
7.   National Football League Properties, Inc. "Quarterback Club"
8.   National Football League Properties, Inc. "General Retail Licensing
     Agreement"
9. National Football League Properties, Inc. "NFL Collectibles Licensing Agreement"
10.  NHL Enterprises, Inc.
11.  NHL Enterprises Canada, Inc.
12.  National Hockey League Players Association
13.  NBA Properties, Inc.
14.  NBA Properties, Inc.
15.  USA Basketball
16.  7 & 7, Inc.
17.  Glen Wood Company, Corporation
18.  Sony Signatures Inc. "Legends of the Fall"
19.  MCA/Universal Merchandising, Inc.
20.  James Dean Foundation
21.  Bogart, Inc.
22.  Sony Signatures Inc. "Desperado"
23.  EON Productions Limited and MAC B, Inc.
24.  Twentieth Century Fox Licensing and Merchandising
25.  Estate of Marilyn Monroe
26.  Oneida Indian Nation dated 5/3/95
27.  Oneida Indian Nation dated 8/7/95
28.  Grandstand Communications Company
29.  Cinevisions
30.  G.E.B. Incorporated
31.  Stan the Man, Inc.
32.  Roush Corporation
33.  CMG Worldwide
     a.  Family of Babe Ruth and the Babe Ruth baseball league
     b.  American Heart Association of South Carolina
     c.  Honus Wagner
     d.  Estate of Eleanor Gehrig.
     e.  Paige Equities
34.  Dale Earnhardt, Inc.
35.  Turner Home Entertainment, Inc.

                                  SCHEDULE 6.21
                                 KRSI CONTRACTS
1.  LICENSE AGREEMENTS

1.   National Football League Players Association
2.   Major League Baseball Players Association
3.   Major League Baseball Properties, Inc.
4.   Major League Baseball Properties Canada, Inc.
5.   Viacom
6.   Mrs. Roger E. Maris
7.   National Football League Properties, Inc. "Quarterback Club"
8.   National Football League Properties, Inc. "General Retail Licensing
     Agreement"
9. National Football League Properties, Inc. "NFL Collectibles Licensing Agreement"
10.  NHL Enterprises, Inc.
11.  NHL Enterprises Canada, Inc.
12.  National Hockey League Players Association
13.  NBA Properties, Inc.
14.  NBA Properties, Inc.
15.  USA Basketball
16.  7 & 7, Inc.
17.  Glen Wood Company, Corporation
18.  Sony Signatures Inc. "Legends of the Fall"
19.  MCA/Universal Merchandising, Inc.
20.  James Dean Foundation
21.  Bogart, Inc.
22.  Sony Signatures Inc. "Desperado"
23.  EON Productions Limited and MAC B, Inc.
24.  Twentieth Century Fox Licensing and Merchandising
25.  Estate of Marilyn Monroe
26.  Oneida Indian Nation dated 5/3/95
27.  Oneida Indian Nation dated 8/7/95
28.  Grandstand Communications Company
29.  Cinevisions
30.  G.E.B. Incorporated
31.  Stan the Man, Inc.
32.  Roush Corporation
33.  CMG Worldwide
     a.  Family of Babe Ruth and the Babe Ruth baseball league
     b.  American Heart Association of South Carolina
     c.  Honus Wagner
     d.  Estate of Eleanor Gehrig.
     e.  Paige Equities
34.  Dale Earnhardt, Inc.
35.  Turner Home Entertainment, Inc.

2.  EMPLOYMENT CONTRACTS

     a.   Tim Rath
     b.   George Vrabek
     c.   William Righeimer
     d.   Paul Hodnefield
3.  CONSENT OF MIKE RUSSELL AND ROBERT KELLY TO USE "KELLY RUSSELL STUDIOS" NAME
4.  LEASE BETWEEN KRSI AND NWBC ASSOCIATES L.P.

5.  THE EQUISOURCE GROUP
6.  OLYMPIC GRAPHICS

                                  SCHEDULE 6.22

                                 KRSI INSURANCE
1.   Health
2.   Director and Officer
3.   General Comprehensive Liability

                                  SCHEDULE 7.1

                      GLOBAL ONE AND OSP PERMITTED ACTIONS

1. OSP may distribute to its existing shareholders (Angard and Malm) the aggregate sum of $1,750,000 on or before the Effective Time.

2. Global One may adopt stock option plans providing for the grant after the Effective Time of incentive stock options and non-qualified stock options to directors and officers and the transfer of existing stock options from KRSI to Global One.

3. If not previously cancelled, OSP or BEx Acquisition will acquire for no value the shares of BEx that are not owned by OSP as of the date of this Agreement.

                                  SCHEDULE 7.2

                             KRSI PERMITTED ACTIONS
None.